Nature Of Business	12 Months Ended
Jun. 30, 2011
Nature Of Business [Abstract]
Nature Of Business

1. Nature of Business

Description of Operating Activities

Urologix, Inc. (the "Company," "Urologix," "we"), based in Minneapolis, develops, manufactures and markets minimally invasive medical products for the treatment of urological disorders. The Company has developed and offers non-surgical, anesthesia-free, catheter-based treatments that use a proprietary cooled microwave technology for the treatment of benign prostatic hyperplasia (BPH), a condition that affects more than 23 million men worldwide. Urologix' products include the CoolWave(R) and Targis(R) control units and the CTC Advance(TM), Targis(R) and Prostaprobe(R) catheter families. All of Urologix' products utilize Cooled ThermoTherapy(TM) - targeted microwave energy combined with a unique cooling mechanism to protect healthy tissue and enhance patient comfort - and provide safe, effective, lasting relief of the symptoms of BPH.